UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number: 000-33021

South Carolina	57-1126200
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 W. Poinsett Street
Greer, South Carolina 29650
(Address of principal executive offices, including zip code)

(864) 877-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

As previously disclosed in a Form 8-K (the “Previous 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2014, Greer Bancshares Incorporated (the “Company”) began the process of terminating the registration of its common stock and ceasing filing reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On March 4, 2015 the Company received notice from the SEC that the SEC will not object if the Company stops filing periodic and current reports under the Exchange Act, including its annual report on Form 10-K for the year ended December 31, 2014. In reaching this position, the SEC noted that Greer Bancshares has filed post-effective amendments removing from registration unsold securities under the Company’s effective registration statements on Form S-8, and such post-effective amendments are effective. In addition, the SEC assumed that the Company will file a certification on Form 15 making an appropriate claim under Exchange Act Rule 12h-3 on or before the due date of the Company’s Form 10-K for the year ended December 31, 2014. The Company has filed this Form 15 concurrently with this Form 8-K, and thus the Company’s de-registration is effective and the Company will cease filing reports and proxy statements with the SEC.

As disclosed in the Previous 8-K, the Company expects to periodically disseminate to shareholders information as to its financial position and financial performance. The Company will continue to provide audited financial statements prepared in accordance with generally accepted accounting principles to its shareholders on an annual basis. The Company also will make unaudited financial information available to its shareholders on a quarterly basis. The Company’s subsidiary, Greer State Bank, will continue to file publicly available Call Reports with the Federal Deposit Insurance Corporation.

Forward-looking statements (statements which are not historical facts) in this report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “to,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements are based on information currently available to the Company, and the Company assumes no obligation to update these statements as circumstances change. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including changes in general economic and financial market conditions, unforeseen problems, and the Company's ability to execute its business plans. The actual results of future events could differ materially from those stated in any forward-looking statements herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greer Bancshares Incorporated

Date: March 19, 2015	By:	/s/ J. Richard Medlock, Jr.

J. Richard Medlock, Jr.
Chief Financial Officer